Exhibit 99.2
ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2005			2006			2007			2008
				(53 week year)
	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)
1. Sales	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)
1st Qtr	19%	546,810	33%	6%	657,271	20%	-4%	742,410	13%	-3%	800,178	8%
2nd Qtr	30%	571,591	42%	0%	658,696	15%	-2%	804,538	22%	-4%	845,799	5%
3rd Qtr	25%	704,918	35%	5%	863,448	22%	1%	973,930	13%	-14%	896,344	-8%
4th Qtr	28%	961,392	40%	-3%	1,138,744	18%	-1%	1,228,969	8%	-25%	997,955	-19%

Year	26%	2,784,711	38%	2%	3,318,158	19%	-1%	3,749,847	13%	-13%	3,540,276	-6%
6 Mos	24%	1,118,401	38%	3%	1,315,967	18%	-3%	1,546,948	18%	-4%	1,645,977	6%
9 Mos	24%	1,823,319	37%	4%	2,179,415	20%	-1%	2,520,878	16%	-8%	2,542,321	1%

2. Cost of Goods Sold			(% of Sales)			(% of Sales)			(% of Sales)			(% of Sales)
1st Qtr		189,558	34.7%		227,355	34.6%		255,141	34.4%		266,012	33.2%
2nd Qtr		181,931	31.8%		203,438	30.9%		251,100	31.2%		252,830	29.9%
3rd Qtr		239,832	34.0%		295,250	34.2%		328,887	33.8%		304,401	34.0%
4th Qtr		321,974	33.5%		383,109	33.6%		403,352	32.8%		355,341	35.6%

Year		933,295	33.5%		1,109,152	33.4%		1,238,480	33.0%		1,178,584	33.3%
6 Mos		371,489	33.2%		430,793	32.7%		506,241	32.7%		518,842	31.5%
9 Mos		611,321	33.5%		726,043	33.3%		835,128	33.1%		823,243	32.4%

3. Gross Profit			(% of Sales)			(% of Sales)			(% of Sales)			(% of Sales)
1st Qtr		357,252	65.3%		429,915	65.4%		487,269	65.6%		534,166	66.8%
2nd Qtr		389,660	68.2%		455,258	69.1%		553,438	68.8%		592,969	70.1%
3rd Qtr		465,086	66.0%		568,198	65.8%		645,043	66.2%		591,943	66.0%
4th Qtr		639,418	66.5%		755,635	66.4%		825,617	67.2%		642,614	64.4%

Year		1,851,416	66.5%		2,209,006	66.6%		2,511,367	67.0%		2,361,692	66.7%
6 Mos		746,912	66.8%		885,173	67.3%		1,040,707	67.3%		1,127,135	68.5%
9 Mos		1,211,998	66.5%		1,453,372	66.7%		1,685,750	66.9%		1,719,078	67.6%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2005		2006		2007		2008
			(53 week year)
4. Total Stores and Distribution Expense		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	222,223	40.6%	258,352	39.3%	308,238	41.5%	341,788	42.7%
2nd Qtr	232,097	40.6%	270,494	41.1%	334,417	41.6%	360,719	42.6%
3rd Qtr	252,947	35.9%	308,456	35.7%	355,770	36.5%	386,545	43.1%
4th Qtr	293,488	30.5%	349,770	30.7%	388,421	31.6%	422,459	42.3%

Year	1,000,755	35.9%	1,187,071	35.8%	1,386,846	37.0%	1,511,511	42.7%
6 Mos	454,320	40.6%	528,846	40.2%	642,655	41.5%	702,507	42.7%
9 Mos	707,267	38.8%	837,302	38.4%	998,425	39.6%	1,089,052	42.8%

5. Total Marketing, General and Administrative Expense		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	67,146	12.3%	89,699	13.6%	90,175	12.1%	104,698	13.1%
2nd Qtr	67,884	11.9%	85,340	13.0%	98,440	12.2%	109,024	12.9%
3rd Qtr	97,644	13.9%	97,167	11.3%	103,996	10.7%	104,959	11.7%
4th Qtr	80,783	8.4%	101,623	8.9%	103,147	8.4%	100,978	10.1%

Year	313,457	11.3%	373,828	11.3%	395,758	10.6%	419,659	11.9%
6 Mos	135,030	12.1%	175,039	13.3%	188,615	12.2%	213,722	13.0%
9 Mos	232,674	12.8%	272,206	12.5%	292,611	11.6%	318,681	12.5%

6. Other Operating Income, Net		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	(406)	-0.1%	(2,121)	-0.3%	(3,854)	-0.5%	(2,941)	-0.4%
2nd Qtr	(1,408)	-0.2%	(3,005)	-0.5%	(3,551)	-0.4%	(754)	-0.1%
3rd Qtr	(1,379)	-0.2%	(266)	0.0%	(1,310)	-0.1%	299	0.0%
4th Qtr	(2,341)	-0.2%	(4,592)	-0.4%	(3,019)	-0.2%	(5,468)	-0.5%

Year	(5,534)	-0.2%	(9,983)	-0.3%	(11,734)	-0.3%	(8,864)	-0.3%
6 Mos	(1,814)	-0.2%	(5,126)	-0.4%	(7,405)	-0.5%	(3,695)	-0.2%
9 Mos	(3,193)	-0.2%	(5,392)	-0.2%	(8,715)	-0.3%	(3,396)	-0.1%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2005		2006		2007		2008
			(53 week year)
7. Operating Income		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	68,289	12.5%	83,985	12.8%	92,710	12.5%	90,621	11.3%
2nd Qtr	91,087	15.9%	102,429	15.6%	124,132	15.4%	123,980	14.7%
3rd Qtr	115,874	16.4%	162,841	18.9%	186,587	19.2%	100,140	11.2%
4th Qtr	267,488	27.8%	308,834	27.1%	337,068	27.4%	124,645	12.5%

Year	542,738	19.5%	658,090	19.8%	740,497	19.7%	439,386	12.4%
6 Mos	159,376	14.3%	186,415	14.2%	216,842	14.0%	214,601	13.0%
9 Mos	275,250	15.1%	349,256	16.0%	403,429	16.0%	314,741	12.4%

8. Interest Income, Net		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	(1,220)	-0.2%	(3,166)	-0.5%	(3,711)	-0.5%	(7,646)	-1.0%
2nd Qtr	(1,560)	-0.3%	(2,765)	-0.4%	(4,143)	-0.5%	(1,757)	-0.2%
3rd Qtr	(1,516)	-0.2%	(3,252)	-0.4%	(4,618)	-0.5%	(560)	-0.1%
4th Qtr	(2,376)	-0.2%	(4,714)	-0.4%	(6,356)	-0.5%	(1,419)	-0.1%

Year	(6,672)	-0.2%	(13,896)	-0.4%	(18,828)	-0.5%	(11,382)	-0.3%
6 Mos	(2,780)	-0.2%	(5,931)	-0.5%	(7,854)	-0.5%	(9,403)	-0.6%
9 Mos	(4,296)	-0.2%	(9,183)	-0.4%	(12,472)	-0.5%	(9,963)	-0.4%

9. Pre-tax Income		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	69,509	12.7%	87,151	13.3%	96,421	13.0%	98,267	12.3%
2nd Qtr	92,647	16.2%	105,194	16.0%	128,275	15.9%	125,737	14.9%
3rd Qtr	117,390	16.7%	166,093	19.2%	191,205	19.6%	100,700	11.2%
4th Qtr	269,864	28.1%	313,548	27.5%	343,424	27.9%	126,064	12.6%

Year	549,410	19.7%	671,986	20.3%	759,325	20.2%	450,768	12.7%
6 Mos	162,156	14.5%	192,346	14.6%	224,696	14.5%	224,004	13.6%
9 Mos	279,546	15.3%	358,439	16.4%	415,901	16.5%	324,704	12.8%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2005		2006		2007		2008
			(53 week year)
10. Taxes		(Tax Rate)		(Tax Rate)		(Tax Rate)		(Tax Rate)
1st Qtr	29,150	41.9%	30,911	35.5%	36,340	37.7%	36,151	36.8%
2nd Qtr	35,246	38.0%	39,472	37.5%	47,000	36.6%	47,905	38.1%
3rd Qtr	45,790	39.0%	64,062	38.6%	73,620	38.5%	36,800	36.5%
4th Qtr	105,240	39.0%	115,356	36.8%	126,668	36.9%	57,657	45.7%

Year	215,426	39.2%	249,800	37.2%	283,628	37.4%	178,513	39.6%
6 Mos	64,396	39.7%	70,383	36.6%	83,340	37.1%	84,056	37.5%
9 Mos	110,186	39.4%	134,445	37.5%	156,960	37.7%	120,856	37.2%

11. Net Income		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	40,359	7.4%	56,240	8.6%	60,081	8.1%	62,116	7.8%
2nd Qtr	57,401	10.0%	65,722	10.0%	81,275	10.1%	77,832	9.2%
3rd Qtr	71,600	10.2%	102,031	11.8%	117,585	12.1%	63,900	7.1%
4th Qtr	164,624	17.1%	198,192	17.4%	216,756	17.6%	68,407	6.9%

Year	333,984	12.0%	422,186	12.7%	475,697	12.7%	272,255	7.7%
6 Mos	97,760	8.7%	121,963	9.3%	141,356	9.1%	139,948	8.5%
9 Mos	169,360	9.3%	223,994	10.3%	258,941	10.3%	203,848	8.0%

12. Net Income		(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	40,359	37.7%	56,240	39.3%	60,081	6.8%	62,116	3.4%
2nd Qtr	57,401	33.8%	65,722	14.5%	81,275	23.7%	77,832	-4.2%
3rd Qtr	71,600	79.4%	102,031	42.5%	117,585	15.2%	63,900	-45.7%
4th Qtr	164,624	57.9%	198,192	20.4%	216,756	9.4%	68,407	-68.4%

Year	333,984	54.4%	422,186	26.4%	475,697	12.7%	272,255	-42.8%
6 Mos	97,760	35.4%	121,963	24.8%	141,356	15.9%	139,948	-1.0%
9 Mos	169,360	51.1%	223,994	32.3%	258,941	15.6%	203,848	-21.3%

13. Net Income per Diluted Share		(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	$0.45	50.0%	$0.62	37.8%	$0.65	5.0%	$0.69	6.2%
2nd Qtr	$0.63	43.2%	$0.72	14.4%	$0.88	22.2%	$0.87	-1.1%
3rd Qtr	$0.79	88.1%	$1.11	40.5%	$1.29	16.2%	$0.72	-44.2%
4th Qtr	$1.80	56.5%	$2.14	18.9%	$2.40	12.1%	$0.78	-67.5%

Year	$3.66	60.5%	$4.59	25.4%	$5.20	13.3%	$3.05	-41.3%
6 Mos	$1.07	44.6%	$1.34	25.2%	$1.53	14.2%	$1.55	1.3%
9 Mos	$1.87	61.2%	$2.44	30.5%	$2.82	15.6%	$2.27	-19.5%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2005		2006		2007		2008
			(53 week year)
14. Weighted-Average Shares Outstanding (Diluted)
1st Qtr	89,800		91,327		92,292		90,138
2nd Qtr	91,501		91,178		92,294		89,963
3rd Qtr	90,458		92,146		91,133		88,806
4th Qtr	91,275		92,572		90,235		88,258

Year	91,221		92,010		91,523		89,291
6 Mos	90,946		91,274		92,369		90,051
9 Mos	90,422		91,675		91,937		89,636

15. Actual Shares Outstanding — End of Period
1st Qtr	86,324		87,958		87,867		86,446
2nd Qtr	88,707		88,038		88,292		86,999
3rd Qtr	87,606		88,192		86,050		87,048
4th Qtr	87,726		88,300		86,156		87,055

16. Number of Stores — End of Period		(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	783	10.9%	846	8.0%	954	12.8%	1,047	9.7%
2nd Qtr	804	10.6%	880	9.5%	984	11.8%	1,081	9.9%
3rd Qtr	820	7.3%	912	11.2%	1,014	11.2%	1,106	9.1%
4th Qtr	851	8.0%	944	10.9%	1,035	9.6%	1,125	8.7%

17. Gross Square Feet — End of Period		(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	5,573	10.0%	5,974	7.2%	6,774	13.4%	7,437	9.8%
2nd Qtr	5,674	9.3%	6,220	9.6%	6,994	12.4%	7,674	9.7%
3rd Qtr	5,789	6.4%	6,441	11.3%	7,188	11.6%	7,858	9.3%
4th Qtr	6,025	7.8%	6,694	11.1%	7,337	9.6%	8,023	9.3%
Q4 2006 Results are based on 14-week quarter